                                  Exhibit 32.2
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Certification of Chief Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


     I hereby certify that the accompanying Report of MidWestOne Financial Group, Inc. on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of MidWestOne Financial Group, Inc.


/s/ David A. Meinert
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David A. Meinert
Executive Vice President &
Chief Financial Officer